CONSENT OF INDEPENDENT AUDITORS

HeavenExpress.com, Inc.

We hereby consent to the incorporation by reference in this filing of HeavenExpress.com, Inc. our report appearing in the Amendment No. 1 of the Company's Registration Statement of Form SB-2/A for the year ended December 31, 1999.

                                /s/ Steven H. Dohan, CPA_____________________

Dohan and Company, CPA's
Certified Public Accountants
7700 North Kendall Drive, Suite 204
Miami, Florida, 33156-7578
Telephone: (305) 274-1366; Facsimile: (305) 274-1368
April 11, 2000








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